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May 16, 1996
Page 4


                                                                     EXHIBIT 23A

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 9, 1995 included in Rykoff-Sexton, Inc.'s Form 10-K for the year ended April 29, 1995 and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen L.L.P.


May 16, 1996
Chicago, Illinois